UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2019

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

8.01     Other Events.

On July 22, 2019, Business First Bank, the wholly-owned subsidiary of Business First Bancshares, Inc., announced the hiring of Mimi Singer Lee as Chief Human Resources Officer of the bank. Dr. Lee has over 20 years’ experience in human resource management, most recently serving as interim Chief Human Resources Officer for Louisiana State University. Dr. Lee earned her PhD in Human Resources Education from Louisiana State University and has experience in recruitment, employment, selection, retention, employee relations, policy administration, and training and development. She also holds the Certified Professional designation by the Society for Human Resource Management. In addition to overseeing training and development, she will lead recruitment efforts and culture implementation.

Business First Bank also announced the promotion of Heather Roemer, previous head of human resources for the bank, to oversee the launch of a new division that will be announced next year. Ms. Roemer will continue to oversee corporate governance matters and to serve as corporate secretary to both the company and the bank.

A copy of the press release regarding the hiring of Dr. Lee and promotion of Ms. Roemer that was issued on July 22, 2019 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

9.01     Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Business First Bancshares, Inc., dated July 22, 2019

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2018, and otherwise in our reports and filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 25, 2019

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Business First Bancshares, Inc., dated July 22, 2019